SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
      (e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                            ARMSTRONG HOLDINGS, INC.
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                (Name of Registrant as Specified in its Charter)


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           (Name of Person(s) Filing Proxy Statement, if Other Than the
Registrant) Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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
                         [Armstrong Holdings, Inc. Logo]


                                                                December 5, 2003

Dear Fellow Shareholder:

        The Special Shareholder Meeting and the deadline for voting your shares has been adjourned to January 7, 2004

Your Board of Directors unanimously recommended that shareholders vote in favor of the proposal to approve the Company's plan of dissolution, winding up, and distribution (the "Plan of Dissolution") and called a special meeting of shareholders for this purpose.

December 3, 2003 was set as the date for the special meeting but, as recently announced, the meeting was postponed to January 7, 2004. When December 3rd came, a substantial majority of the shares that had been voted by that date approved the Plan of Dissolution, but not enough shares had been voted. For action to be taken on the matter, a quorum of just over half of all shares must vote. Since only 80% of this quorum requirement voted by the 3rd, additional shares must to be voted in order to take official action on January 7.

The Board of Directors urges you to carefully review the Company's proxy statement dated October 14, 2003 and to vote FOR the Plan of Dissolution.

                             YOUR VOTE IS IMPORTANT

To maximize the economic benefits to shareholders that can result from the chapter 11 plan of reorganization of Armstrong World Industries, Inc., as discussed in the proxy statement dated October 14, 2004, the Company's Plan of Dissolution must be approved by shareholders. Sufficient shares must be represented at the adjourned meeting for this action to take effect. The Plan of Dissolution will only take effect once the chapter 11 plan of reorganization of Armstrong World Industries, Inc. is approved and becomes effective.

YOUR VOTE IS CRITICAL NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. The latest records indicate that we have not yet received your vote. Please sign, date, and return the enclosed proxy card today in the envelope provided.

                                         Very truly yours,

                                         /s/ Michael D. Lockhart

                                         Michael D. Lockhart
                                         Chairman and Chief Executive Officer

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             If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                                  TOLL-FREE AT
                                 (877) 750-2689

          IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER, THEY CANNOT
                   VOTE YOUR SHARES WITHOUT YOUR INSTRUCTIONS.

           Please contact the person responsible for your account and instruct them to vote your shares on your behalf today. Alternatively, you may be able to vote directly by telephone, or via the Internet. Please call Innisfree at the number above for assistance.

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